Exhibit 10.22

SIXTH AMENDMENT TO

REVOLVING CREDIT, TERM LOAN, AND SECURITY AGREEMENT

This Sixth Amendment to Revolving Credit, Term Loan, and Security Agreement (the “Amendment”) is made this 18th day of June, 2020 by and among VITAL FARMS, INC., a corporation organized under the laws of the State of Delaware (“Vital Farms”), VITAL FARMS OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Missouri (“Vital Farms Missouri”), VITAL FARMS, LLC, a limited liability company organized under the laws of the State of Montana (“Vital Farms Montana”), SAGEBRUSH FOODSERVICE, LLC, a limited liability company organized under the laws of the State of Delaware (“Sagebrush”), BARN DOOR FARMS, LLC, a limited liability company organized under the laws of the State of Delaware (“Barn Door”), BACKYARD EGGS, LLC, a limited liability company organized under the laws of the State of Delaware (“Backyard”, and together with Vital Farms, Vital Farms Missouri, Vital Farms Montana, Sagebrush, Barn Door and each Person joined as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), the financial institutions which are now or which hereafter become a party (collectively, the “Lenders” and each individually, a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A. On October 4, 2017, Borrowers, Lenders, and Agent entered into a certain Revolving Credit, Term Loan, and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B. The Borrowers have requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to (i) increase the Term Loan and (ii) modify certain definitions, terms and conditions in the Loan Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Term Loan Increase. Upon the effectiveness of this Amendment, each Lender, severally and not jointly, shall reset the Term Loan by making available to Borrowers an additional Advance thereunder in an amount equal to such Lender’s Term Loan Commitment Percentage of the principal amount of $5,000,000.00 (“Term Loan Increase”). The outstanding principal balance of the Term Loan (including the Term Loan Increase) as of the date hereof is $7,909,523.84. Lenders shall fund the Term Loan Increase to Borrowers upon the effectiveness of this Amendment. Notwithstanding anything to the contrary contained in Section 2.3(a) of the Loan Agreement, which shall be amended hereby as and to the extent inconsistent with this paragraph, the reset balance of the Term Loan shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: eighty-three (83) consecutive installments each in the amount of $94,161.00 commencing July 1, 2020 and continuing on the first day of each month thereafter followed by an 84th payment of all unpaid principal, accrued and unpaid interest and all unpaid fees and epxenses. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached to the Loan Agreement as Exhibit 2.3(a). The Term Loan may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof, as Borrowing Agent may request; and in the event that Borrowers desire to obtain or extend any portion of the Term Loan as a LIBOR Rate Loan or to convert any portion of the Term Loan from a Domestic Rate Loan to a LIBOR Rate Loan, Borrowing Agent shall comply with the notification requirements set forth in Sections 2.2(b) and/or (e) of the Loan Agreement and the provisions of Sections 2.2(b) through (h) of the Loan Agreement shall apply.

2. Amendments to Loan Agreement. Upon the effectiveness of this Amendment, the Loan Agreement shall be amended as follows:

(a) New Definition. The following definition shall be added to Section 1.2 of the Loan Agreement in the appropriate alphabetical order:

“Sixth Amendment” shall mean that certain Sixth Amendment to Revolving Credit, Term Loan Security Agreement, dated as of the Sixth Amendment Date, by and among Borrowers, Lenders and Agent.

“Sixth Amendment Date” shall mean June 18, 2020.

(b) Existing Definitions. The following definitions contained in Section 1.2 of the Loan Agreement shall be amended and restated in their entirety as follows:

“Applicable Margin” shall mean, as of the Sixth Amendment Date, (a) with respect to Revolving Advances that are Domestic Rate Loans and Swing Loans, one and one quarter of one percent (1.25%), (b) with respect to Revolving Advances that are LIBOR Rate Loans, two and one quarter of one percent (2.25%), (c) with respect to Equipment Loans that are Domestic Rate Loans, two percent (2.00%), (d) with respect to Equipment Loans that are LIBOR Rate Loans, three percent (3.00%), (e) with respect to Term Loans that are Domestic Rate Loans, two and one quarter of one percent (2.25%) and (f) with respect to Term Loans that are LIBOR Rate Loans, three and one quarters of one percent (3.25%).

“Maximum Loan Amount” shall mean $25,909,523.84.

(c) Notices. The notice addresses set forth at the end of Section 16.6 of the Loan Agreement shall be amended and restated in its entirety as follows:

(A)    If to Agent or PNC at:

PNC Bank, National Association

1600 Market Street

Philadelphia, PA 19103

Attention:    Lauren Wagner

Telephone:  215-585-6824

Facsimile:   215-585-4771

with a copy to:

Blank Rome LLP

130 North 18th Street

Philadelphia, PA 19103

Attention: Michael C. Graziano, Esquire

Telephone: (215) 569-5387

Facsimile: (215) 832-5387

(B)    If to a Lender other than Agent, as specified on the signature pages hereof

(C)    If to Borrowing Agent or any Borrower:

Vital Farms, Inc.

3601 S. Congress Avenue, Suite C-100

Austin, Texas 78704

Attention: Jason Dale

Telephone: (512) 656-8380

with a copy to:

Integral Business Counsel, PLLC

3826 Delashmutt Drive

Haymarket, VA 20169

Attention: Michael W. Kardash

Telephone: 703-244-2514

Facsimile: 866-612-3037

3. Representations and Warranties. Each Borrower hereby:

(a) reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which related exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date;

(b) reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c) represents and warrants that after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

4. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a) Agent shall have received this Amendment fully executed by Borrowers;

(b) Agent shall have received an Amended and Restated Term Loan Note fully executed by the Borrowers in favor of PNC;

(c) Agent shall have received an amendment to the Mortgage executed by Vital Farms Missouri;

(d) Agent shall have received a date-down endorsement from the title company that issued the mortgagee title insurance policy in favor of Agent with respect to the existing Mortgage to the title insurance policy insuring the lien of the Mortgage, as modified by the amendment to the Mortgage, as a valid and subsisting first priority Lien encumbering the real property Collateral, showing no new adverse matters (as determined by Agent in its reasonable discretion), bringing the date of such title insurance policy forward to the date of recording of the amendment to the Mortgage and otherwise in form and substance reasonably acceptable to Agent;

(e) Agent shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of each Borrower in form and substance satisfactory to Agent dated as of the Sixth Amendment Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Agent, of the board of directors (or other equivalent governing body, member or partner) of such Borrower authorizing the execution, delivery and performance of this Amendment and related agreements (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Borrower authorized to execute this Amendment and the Other Documents, (iii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower’s business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than 30 days prior to the Sixth Amendment Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(f) Agent shall have received in form and substance satisfactory to Agent, (i) evidence that adequate insurance, including without limitation, casualty and liability insurance, required to be maintained under the Loan Agreement is in full force and effect, (ii) insurance certificates issued by Borrowers’ insurance broker containing such information regarding Borrowers’ casualty and liability insurance policies as Agent shall request and naming Agent as an additional insured, lenders loss payee and/or mortgagee, as applicable, and (iii) loss payable endorsements issued by Borrowers’ insurer naming Agent as lenders loss payee and mortgagee, as applicable;

(g) Agent shall have received written instructions from Borrowing Agent directing the application of proceeds of the Term Loan Increase made pursuant to this Amendment;

(h) Agent shall have received a non-refundable amendment fee in the amount of $25,000, which shall be fully earned as of the date hereof; and

(i) Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

5. Post-Closing Covenant. Borrowers shall deliver to Agent each lien waiver outstanding as of the Sixth Amendment Date with respect to the build out of Egg Central Station on or before the date that is ninety (90) days after the Sixth Amendment Date.

6. Further Assurances. Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

7. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

9. Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the close of business on June 10, 2020, Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $0 due on account of Revolving Advances, $2,909,523.84 due on account of the Term Loan and $1,916,771.14 due on account of the Equipment Loans, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.

10. Release. In consideration of Agent’s and Lenders’ agreements contained in this Amendment, Borrowers hereby irrevocably release and forever discharge Agent, Lenders and their respective affiliates, subsidiaries, successors, assigns, partners, members, shareholders, directors, officers, employees, agents, consultants, attorneys and other professional advisors (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrowers ever had or now have against any Released Person which relates, directly or indirectly, to any acts or omissions of any Released Person relating to the Loan Agreement or any Other Document on or prior to the date hereof.

11. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. This Amendment shall, in accordance with Section 5- 1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

VITAL FARMS, INC.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

VITAL FARMS OF MISSOURI, LLC
By its Member: Vital Farms, Inc.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

VITAL FARMS, LLC
By its Manager: Vital Farms, Inc.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

SAGEBRUSH FOODSERVICE, LLC
By its Manager: Vital Farms, Inc.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

BARN DOOR FARMS, LLC
By its Manager: Vital Farms, Inc.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, AND SECURITY AGREEMENT]

BACKYARD EGGS, LLC
By its Manager: Vital Farms, Inc.

By:	/s/ Jason Dale
Name:	Jason Dale
Title:	Chief Operating Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, AND SECURITY AGREEMENT]

AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender

	By:	/s/ Lauren Wagner
	Name:	Lauren Wagner
	Title:	Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, AND SECURITY AGREEMENT]